J.P. Morgan Funds Supplement dated October 26, 2000 to the J.P. Morgan International Equity Funds Prospectus dated March 1, 2000

The second paragraph under the heading "Portfolio Management" on page 7 with respect to Emerging Markets Equity Fund is hereby replaced with the following:

     The portfolio management team is led by Peter Clark, vice president, who has been at J.P. Morgan since 1968, and Satyen Mehta, vice president, who has been at J.P. Morgan since 1984. Mr. Mehta has been on the team since the fund's inception. Mr. Clark joined the team in 1999.